UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2017

Luna Innovations Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-52008	54-1560050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
301 1st Street SW, Suite 200
Roanoke, Virginia 24011
(Address of principal executive offices, including zip code)
540-769-8400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indícate by check mark whether the registrant is an emerging growth Company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in a Current Report on Form 8-K of Luna Innovations Incorporated (“Luna”) filed with the Securities and Exchange Commission on March 7, 2017, Warren B. Phelps and N. Leigh Anderson were appointed to serve as directors of Luna by Luna’s board of directors on March 3, 2017, effective as of the Company’s 2017 Annual Meeting of Stockholders held on May 24, 2017. Effective as of May 24, 2017, Mr. Phelps has been appointed to serve on Luna’s Audit Committee and Compensation Committee and Mr. Anderson has been appointed to serve on Luna’s Audit Committee.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At Luna’s 2017 Annual Meeting of Stockholders held on May 24, 2017, Luna’s stockholders approved three proposals, as proposed in the Proxy Statement, as follows: (i) the election of Michael W. Wise, Gary Spiegel and Warren B. Phelps, III as Class II members of the Board of Directors, to serve until Luna’s 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified (“Proposal 1”); (ii) the approval, on a non-binding, advisory basis, of the compensation of Luna’s named executive officers (“Proposal 2”); and (iii) the ratification of the selection of Grant Thornton LLP as Luna’s independent registered public accounting firm for the fiscal year ending December 31, 2017 (“Proposal 3”).

Proposal 1. Election of Directors
The vote with respect to the election of directors was as follows:

	FOR	WITHHELD
Michael W. Wise	9,204,347	440,704
Gary Spiegel	9,203,276	441,775
Warren B. Phelps, III	9,208,734	436,317
Proposal 2. Advisory Vote on Executive Compensation
The advisory vote on the compensation of Luna’s named executive officers was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,461,131	1,000,255	226,398	13,250,536
Proposal 3. Ratification of Selection of Independent Registered Public Accounting Firm
The vote with respect to the ratification of the selection of Grant Thornton LLP as Luna’s independent registered public accounting firm for the year ending December 31, 2017 was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,209,755	652,828	75,737	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated

By:	/s/ Scott A. Graeff
Scott A. Graeff Chief Strategy Officer, Treasurer and Secretary
Date: May 26, 2017